UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 3, 2008
Date of Report (Date of earliest event reported)
VNUS Medical Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50988	94-3216535

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5799 Fontanoso Way
San Jose, California 95138
(408) 360-7200

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 3.1

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers
Equity Incentive Grants
On March 3, 2008, the Compensation Committee of the Board of Directors of VNUS Medical Technologies, Inc. (the “Company”) approved and authorized the award of the restricted stock units (RSUs) and contingent performance based RSUs to the Named Executive Officers as set forth below.

			Number of
	Number of Shares		Contingent
	of Common Stock	Number	Performance
	Stock Underlying	Of Restricted	Based Restricted
Executive Officer	Stock Option (1)	Stock Units (2)	Stock Units (3)
Brian Farley		15,000	35,000
Peter Osborne (4)	60,000	22,000	10,000
Kirti Kamdar			6,000
Mohan Sancheti		7,000	6,000
Mark Saxton		5,000	6,000

(1)	Mr. Osborne’s initial award of stock options was made at the market closing price of $18.80 on March 3, 2008, and will vest 25% on March 3, 2009, with the remaining 75% vesting at 1/36 per month thereafter subject to continued employment with the Company.

(2)	The vesting of each award of RSUs is 25% on March 3, 2009, with an additional 25% vesting each March 3 for the next three years, subject to continued employment with the Company.

(3)	The vesting of each award of performance based restricted stock units is contingent upon the attainment of financial goals per the Company’s 2008 operating plan; specifically, the annual worldwide revenue target and the end-of-year operating profitability target (adjusted for patent litigation expense). If the Compensation Committee determines that the worldwide revenue goal and the end-of-year operating profitability goal (adjusted for patent litigation expense) are achieved during 2008, the executive officer’s contingent RSU awards will vest 25% on January 1, 2009, with an additional 25% vesting each January 1st for the next three years subject to continued employment with the Company.

(4)	Mr. Osborne’s RSU grant includes the RSU grant that was made to him as part of his employment offer with the Company and will vest 25% on March 3, 2009, with an additional 25% vesting each March 3 for the next three years, subject to continued employment with the Company.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 6, 2008, the Board of Directors of the Company amended and restated the Company’s Bylaws, as amended and restated to date (the “Bylaws”), to, among other things, (i) amend the provisions relating to meetings of the stockholders of the Company to clarify the voting requirements applicable to and procedures for actions taken at such meetings and to allow such meetings to take place by remote communication; (ii) amend the provisions relating to notice requirements to facilitate the giving of and to allow the waiver of notice by electronic transmission; and (iii) amend the provisions governing stock certificates and transfer of stock to take into account issuances of uncertificated shares, in accordance with the Delaware General Corporation Law and applicable rules of The Nasdaq Stock Market.
     A copy of the Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Bylaws is qualified in its entirety by reference to the full text thereof.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of VNUS Medical Technologies, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 7, 2008

VNUS MEDICAL TECHNOLOGIES, INC.

By:	/s/ Cindee Van Vleck

Name:	Cindee Van Vleck
Title:	Director of Human Resources & Acting Corporate Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED MARCH 3, 2008

Exhibit No.	Description
3.1	Amended and Restated Bylaws of VNUS Medical Technologies, Inc.